UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2018

SOLIS TEK INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

853 Sandhill Avenue

Carson, CA 90746

(Address of principal executive offices) (zip code)

(888) 998-8881

(Registrant’s telephone number, including area code)

Copy to:

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K filed by Solis Tek Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 15, 2018, on or about February 8, 2018, holders of a majority of the voting power of the issued and outstanding shares of common stock entitled to vote, acting by written consent, purported to remove Mr. Dennis G. Forchic as a member of the board of directors of the Company (the “Board”). Subsequent thereto, the Company operated under the assumption that Mr. Forchic was no longer a member of the Board, and has taken various corporate actions on the presumption that they were properly approved by the Board at a meeting duly assembled, or by unanimous written consent, under the Nevada Revised Statutes (“NRS”).

The Company has since determined that such removal was invalid under Section 78.335 of the NRS, which requires that the removal of a director requires the approval of holders of not less than two-thirds of the voting power of the issued and outstanding shares of common stock entitled to vote. As a result, corporate actions approved by the Board subsequent to the purported removal of Mr. Forchic are deemed deficient under the NRS because the Board did not approve such actions by unanimous written consent or at board meetings duly assembled. In addition, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on April 2, 2018 (the “2017 Form 10-K”), is materially deficient due to inaccurate and incomplete disclosure with respect to the Company’s Board.

The Company further acknowledges that, even if the purported removal of Mr. Forchic by majority written consent of the stockholders was deemed valid under the NRS, the Company did not file an Information Statement on Schedule 14C with the SEC as required by the provisions of the Securities Exchange Act of 1934, as amended, to notify the stockholders of the Company of the purported removal of Mr. Forchic as director.

In light of these findings, the Company will undertake to amend its 2017 Form 10-K promptly to correct the material deficiencies relating to the composition of the Board. In addition, the Company intends to, in a timely manner, to call a Board meeting and take all necessary Board action to ratify all actions taken subsequent to the date of the purported removal of Mr. Forchic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLIS TEK INC.

Dated: July 3, 2018	By:	/s/ Alan Lien
	Name:	Alan Lien
	Title:	President